SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 18, 2005

Thomas Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22010	72-0843540
(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 869-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is the transcript of Thomas Group, Inc.’s earnings conference call and webcast conducted on October 18, 2005 to discuss its financial results for the third quarter of 2005.  By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The Company assumes no obligation to update or supplement any forward-looking statements included in the transcript that become untrue because of new information, subsequent events, or otherwise.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

The following exhibit to the Current Report of Form 8-K is not being filed, but is being furnished pursuant to Item 7.01:
99.1	Third quarter 2005 earnings conference call and webcast transcript conducted October 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	October 24, 2005	By:	/s/ James T. Taylor
James T. Taylor,
President & Chief Executive Officer